UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  April 22, 2010

ZENITH NATIONAL INSURANCE CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-9627	95-2702776
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

21255 Califa Street, Woodland Hills, CA	91367-5021
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (818) 713-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On April 22, 2010, Zenith National Insurance Corp. (“Company”) issued a press release announcing that the Delaware Court of Chancery, ruling from the bench after hearing arguments from plaintiffs who had filed actions in both Delaware and California, has denied the preliminary injunction that was filed to attempt to prevent the stockholder vote on the pending merger with Fairfax Financial Holdings, Ltd.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein.

Cautionary Statement Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements if accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those discussed.  Statements containing words such as expect, anticipate, believe, estimate, likely or similar words that are used herein or in other written or oral information conveyed by or on behalf of Zenith are intended to identify forward-looking statements.  Forward-looking statements are made based upon management’s current expectations and beliefs concerning future developments and their potential effects on the Company.  Such forward-looking statements are not guarantees of future events.  Actual results may differ materially from those contemplated by the forward-looking statements due to, among others, the following factors: (i) the Company’s stockholders may not adopt the merger agreement; (ii) litigation with respect to the merger could delay or prevent the closing of the merger; (iii) the parties may be unable to obtain governmental and regulatory approvals required for the merger, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger; (iv) the parties may be unable to complete the merger because, among other reasons, conditions to the closing of the merger may not be satisfied or waived; (v) possible disruptions from the merger may make it more difficult to maintain business and operational relationships; (vi) developments beyond the parties’ control, including but not limited to, changes in domestic or global economic conditions, competitive conditions and consumer preferences, adverse weather conditions or natural disasters, health concerns, international, political or military developments and technological developments; and (vii) the “risk factors” and other factors referred to in the Company’s reports filed with or furnished to the Securities and Exchange Commission (the “SEC”).  There can be no assurance that other factors not currently anticipated by the Company will not materially and adversely affect future events.  Investors and stockholders are cautioned not to place undue reliance on any forward-looking statements made by or on behalf of the Company.  Forward-looking statements speak only as of the date they are made.  The Company does not undertake any obligation to update or revise any forward-looking statement.

Additional Information and Where to Find it

In connection with the proposed transaction, a definitive proxy statement and a form of proxy was filed with the SEC and mailed to stockholders of record as of March 26, 2010.  INVESTORS AND STOCKHOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES THERETO.

Investors and stockholders may obtain free copies of the definitive proxy statement and other documents filed by the Company, when available, at the SEC’s Web site at www.sec.gov or at the Company’s Web site at www.thezenith.com.  The definitive proxy statement and such other documents may also be obtained for free from the Company by directing such request to Investor Relations, Zenith National Insurance Corp., 21255 Califa Street, Woodland Hills, California 91367, telephone: 818-713-1000.

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction.  Information concerning the interests of those persons is set forth in the Company’s proxy statement relating to the 2009 annual stockholder meeting and annual report on Form 10-K for the year ended December 31, 2009, as supplemented and amended by Amendment No. 1 on Form 10-K/A for the year ended December 31, 2009, each filed with the SEC, and is also set forth in the definitive proxy statement relating to the transaction.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description

99.1	Press release issued by Zenith National Insurance Corp. on April 22, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENITH NATIONAL INSURANCE CORP.

April 23, 2010	/s/ Michael E. Jansen
Michael E. Jansen
Executive Vice President General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by Zenith National Insurance Corp. on April 22, 2010.